UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 4, 2015

CNH EQUIPMENT TRUST 2015-A
CNH CAPITAL RECEIVABLES LLC
CNH INDUSTRIAL CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-196988 333-196988-02 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 47-6768582 (CNH Equipment Trust 2015-A) (IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

On March 4, 2015, CNH Equipment Trust 2015-A (the “Trust”) publicly issued $158,000,000  of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $268,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $244,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $112,000,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”) and $18,000,000 of Class B Asset Backed Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-196988) on June 24, 2014 (as amended by pre-effective amendment no. 1 on July 18, 2014 and pre-effective amendment no. 2 on July 25, 2014).

The lead managers for the issuance of the Notes were Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc., and SG Americas Securities, LLC (the “Representatives”). In connection with the offering described above, as described in the Prospectus Supplement dated February 25, 2015 (the “Prospectus Supplement”) and the Prospectus dated February 19, 2015 (the “Base Prospectus”, and together with the Prospectus Supplement, the “Prospectus”), which were filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5), the Registrant is filing the final forms of the agreements listed below under exhibits (the “Transaction Documents”).  The Transaction Documents are described more fully in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
4.1	Indenture, dated as of February 1, 2015, between CNH Equipment Trust 2015-A and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Sale and Servicing Agreement, dated as of February 1, 2015, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2015-A

4.3	Purchase Agreement, dated as of February 1, 2015, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.4

Administration Agreement, dated as of February 1, 2015, among CNH Equipment Trust 2015-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

Dated: March 4, 2015

INDEX TO EXHIBITS

Exhibit No.	Document Description
4.1	Indenture, dated as of February 1, 2015, between CNH Equipment Trust 2015-A and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Sale and Servicing Agreement, dated as of February 1, 2015, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2015-A

4.3	Purchase Agreement, dated as of February 1, 2015, between CNH Industrial Capital America LLC and CNH Capital Receivables LLC

4.4

Administration Agreement, dated as of February 1, 2015, among CNH Equipment Trust 2015-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee